Exhibit 99.1

VISIONARY-MS

Update to a Phase 2 clinical trial of catalytic gold nanocrystals, CNM-Au8, for the treatment of chronic optic neuropathy

Robert Glanzman, MD FAAN
For the VISIONARY-MS Investigators

R. Glanzman, MD FAAN[1], H. Beadnall MBBS FRACP[2], A. Klistorner , M. Barnett, MBBS FRACP[2], R. Sergott MD[3], A. Rynders[1], K. Ho, PhD[1], M. Mortenson MS[1], M. Hotchkin[1]

[1] Holladay, UT/United States, [2] Camperdown, NSW/Australia,
[3] Philadelphia, PA/United States of America

P050

1
PROPRIETARY & CONFIDENTIAL

Disclosures

I am an employee of Clene Nanomedicine, Inc. and receive salary and stock options

Acknowledgements

THE UNIVERSITY OF SYDNEY BRAIN AND MIND CENTRE

Dr. Heidi Beadnall
MBBS, FRACP

Princess Alexandra Hospital
Queensland Government

Dr. Stefan Blum
MD, FRACP, PhD

NSW Government Health
Hunter New England Local Health District

Dr. Jeanette Lerchner-Scott
MD, PhD, FRACP

UNIVERSITY of TASMANIA
MENZIES Institute for Medical Research

Dr. Bruce Taylor
Bmed sci, MBBS, MD, FRACP

Government of South Australia
SA Health

Dr. Deborah Field
MBBS, FRACP

WESTMEAD HOSPITAL

Dr. Steve Vucic
MBBS FRACP, PhD
Prof Neurology

TheAlfred

Dr. Anneke Van der Walt
MBChB, PhD, FRACP
A/Prof Neurology

Austin Health

Dr. Richard Macdonell
MD, FRACP, FAFRM

2

PROPRIETARY & CONFIDENTIAL

VISIONARY-MS STUDY

C N M - Au8 | M o A : N a n o c a t a l y t i c E l e c t r o n T r a n s f e r 3

Background DMT Treatment & Demographics 1 3 - J a nu a r y - 2021 B li n d e d D a ta U pd a te 4 B as e li ne Values Sub j e ct s n (%) Age [ y r s . ] mean (SD) EDSS m ea n (SD) Time from MS Onset [yrs.] m ea n ( SD ) ON History [%] All 52 38.0 1.8 6.0 76% (100%) (8.9) (1.5) (3.8) Female 37 37.7 1.7 6.4 73% (71%) (8.3) (1.6) (3.8) Male 15 40.1 2.0 5.1 80% (29%) (9.7) (1.4) (3.8) Mo n oclo n al Antibody 1 n (%) Oral Ther a py 2 n (%) Injectable ( Gla t iram er acetate) n (%) No DMT n (%) 27 (52%) 19 (36.5%) 2 (4%) 4 (8%) 19 (51%) 14 (38%) 2 (5%) 2 (5%) 8 (53%) 5 (33%) 0 (0%) 2 (13%) 1 Monoclonal antibody includes alemtuzumab, natalizumab, rituximab, ocrelizumab. 2 Oral includes fingolimod, dimethyl fumarate, teriflunomide, thyroxine, and oral combinations. DMT Background Treatment Baseline Demographics

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS



Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day
-42 to -1
EOS
24-Week Blinded Fixed Treatment Period
Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit)
FPFV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=150)
LPFV
LPLV

1° **Change in Low Contrast Letter Acuity (LCLA)**
At Week 24

2° **Change Composite Clinical Response**
9HPT / SDMT / T25FW / LCLA / EDSS

Exploratory Endpoints

- Optical Coherence Tomography (OCT)
- Multi-focal VEP Amplitude & Latency
- Full field-VEP Amplitude & Latency
- MRI Endpoints
- Visual Function (High Contrast)
- PRO / QOL / EDSS

5

PROPRIETARY & CONFIDENTIAL

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies

VISIONARY-MS STUDY

( T L T V + E = 1 2 3 4 5 6 7 8 9 KEY SDMT Z - Score Change Change in Enrolled Study Population Compared to Baseline (BL) ‘Mild’ EDSS (<=1.5) 6

9HPT (Non - Dominant) Z - Score Change Change in Enrolled Study Population Compared to Baseline (BL) ‘Mild’ EDSS (<=1.5) 7

T25FW Z - Score Change Change in Enrolled Study Population Compared to Baseline (BL) ‘Mild’ EDSS (<=1.5) 8

LCLA (Best - Corrected) Z - Score Change Change in Enrolled Study Population Compared to Baseline (BL) ‘Mild’ EDSS (<=1.5) 9

(m)MSFC Mean Z - Score Change 6 - component (SDMT, LCLA [L/R], 9HPT [D/ND], T25FW) ( T L T V + E = 1 2 3 4 5 6 7 8 9 KEY 10

Conclusions • These interim, blinded data support the potential for CNM - Au8 therapy to demonstrate meaningful neurological improvement in patients with MS • VISIONARY - MS is an innovative Phase 2 study examining the potential for CNM - Au8 to promote neurological improvement in a stable RMS population with chronic visual impairment, as an adjunct to approved DMTs • CNM - Au8 is a novel, nanocatalytic therapy shown to promote remyelination and neuroprotection via increasing bioenergetic capacity, enhancing protein homeostasis, and reducing harmful ROS 11